Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes

Note 15 — Income taxes

The provision for income taxes is recorded at the end of each interim period based on the Company’s best estimate of its effective income tax rate expected to be applicable for the full fiscal year in accordance with ASC 740-270. There is no provision for income taxes because the Company has incurred operating losses since inception and has projected losses for the current year. The Company’s effective income tax rate was 0% for the three months ended June 30, 2021 and 2020 and for the six months ended June 30, 2021 and 2020, and the realization of any deferred tax assets does not satisfy the “is not more likely than not” threshold.

Note 14 — Income taxes

Loss before income taxes for the years ended December 31, 2020 and 2019 are as follows:

	Year Ended December 31,
	2020	2019
United States	$(72,309,781)	$(40,639,653)
Loss before income taxes	$(72,309,781)	$(40,639,653)

The provision for income taxes for the years ended December 31, 2020 and 2019 was immaterial, and the individual components (current and deferred, federal and state) were all individually immaterial as well.

	Years Ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	9,096	12,963
Deferred:
Federal	—	—
State	—	—
Total income tax provision	$9,096	$12,963

The difference between the tax provision at the statutory federal income tax rate and the provision for (benefit from) income tax as a percentage of loss before income taxes (effective tax rate) for the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31,
	2020	2019
Benefit from income taxes at U.S. federal statutory rate	$(15,415,033)	$(8,534,327)
State statutory rate	(2,915,853)	(602,022)
Change in valuation allowance	19,235,173	12,564,697
Permanent differences	479,583	170,523
Alternative fuel vehicle credit	(1,383,870)	(3,598,871)
Other	9,096	12,963
Total provision for (benefit from) income taxes	$9,096	$12,963

The Company’s effective tax rate differs from the federal statutory rate primarily due to the change in valuation allowance and the alternative fuel credit.

The components of net deferred tax assets as of December 31, 2020 and 2019 consisted of the following:

	Year Ended December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryovers	$35,596,006	$16,781,509
Accruals, deferrals and reserves	2,418,008	830,822
Operating lease liabilities	13,599,071	9,404,234
Stock compensation	196,079	79,245
Credits	8,795,895	7,412,025
Gross deferred tax assets	60,605,059	34,507,834
Valuation allowance	(45,616,779)	(26,381,606)
Gross deferred tax assets after valuation allowance	14,988,280	8,126,228
Deferred tax liabilities:
Fixed assets and intangibles	(2,930,512)	(2,359,601)
Operating lease right-of-use assets	(12,057,768)	(5,766,628)
Gross deferred tax liabilities	$(14,988,280)	$(8,126,228)
Net deferred tax assets	$—	$—

Management regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction by jurisdiction basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. During the years ended December 31, 2020 and 2019, the valuation allowance increased by $19.2 million and $12.6 million, respectively.

Utilization of the net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the “ownership change” limitations provided by Section 382 and 383 of the Internal Revenue Code of 1986, as amended, and other similar state provisions. Any annual limitation may result in the expiration of net operating loss and tax credit carryforwards before utilization.

As of December 31, 2020, the Company had federal and state NOL carryforwards of approximately $62.3 million and $54.4 million (post apportionment), respectively, as reported on its tax returns available to reduce future taxable income, if any. If not utilized, these federal and state NOL carryforwards will begin to expire in the year ending December 31, 2035. As a result of the Tax Cuts and Jobs Act of 2017, $36.8 million in federal NOL carryforwards do not have an expiration date. As of December 31, 2020, the Company also has Alternative Fuel Vehicle Credit carryforwards of $8.8 million that will begin to expire in the year ending December 31, 2035 if not utilized.

The Company accounts for uncertain tax positions in accordance with accounting standards which clarifies the accounting for uncertainty in income taxes in an enterprise’s financial statements by defining the criterion that an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise’s financial statements. The accounting standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return as well as guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of December 31, 2020, the Company has determined there are no uncertain tax positions.

The Company’s policy is to include penalties and interest related to income tax matters within the Company’s benefit from (provision for) income taxes. As of December 31, 2020, the Company had no material accrued interest and penalties related to uncertain tax positions.

The 2017 through 2020 tax years generally remain subject to examination by U.S. federal and most state tax authorities.